File Number: 2-28274
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                   July 20, 2005

               Supplement to the May 1, 2005 Class A, B, C Shares,
                 Class Y Shares, Class R Shares Prospectuses and
           Investor Class Shares Prospectus for Pioneer Growth Shares


Management

The following replaces the third paragraph in the section entitled "Management fee":

Pioneer's  fee  increases  or  decreases   depending  upon  whether  the  fund's
performance is up and down more or less than that of the index during the rolling 36-month performance period. Each percentage point of difference between the performance of the Class A shares and the index (to a maximum of +/-10) is multiplied by a performance rate adjustment of 0.01%. As a result, the maximum annualized rate adjustment is +/-0.10% for the rolling 36-month performance period. In addition, the fee is further limited on an annual basis to a maximum rate adjustment of +/-0.10% (i.e., the fee is further subject to a cap of 0.80% of average daily net assets and a floor of 0.60% of average daily net assets assuming that the fund is not large enough for any breakpoints to apply). Pioneer currently is waiving the floor on its fee. Pioneer may reimpose the same floor in the future, but will not be entitled to recover any previously waived fees.






                                                                   17927-00-0705
                                        (C) 2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC